UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                   Form 8-K/A
                                (Amendment No. 1)

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date Of Report (Date Of Earliest Event Reported): 11/23/2005

                            Detto Technologies, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                       Commission File Number: 333-100241

              DE                                                  01-656333
(State or Other Jurisdiction of                               (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

                 14320 NE 21st Street, # 11, Bellevue, WA 98007
          (Address of Principal Executive Offices, Including Zip Code)

                                  425-201-5000
              (Registrant's Telephone Number, Including Area Code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

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      This Form 8-K and other reports filed by Detto Technologies, Inc. ("Detto"
or the "Company") from time-to- time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company's management, as well as estimates and assumptions made by the Company's management. When used in the Filings, the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of those terms and similar expressions as they relate to the Company or the Company's management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company's industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of those risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 2.01 Completion of Acquisition or Disposition of Assets.

      As previously reported on the Current Report on Form 8-K, filed on November 23, 2005, the Company completed the initial closing (the "Initial Closing") of the purchase of all the shares of WhiteCanyon, Inc. ("WhiteCanyon") and Channel Access, Inc. ("Channel Access"), both privately held Utah corporations.

      This Form 8-K/A amends the Current Report on Form 8-K filed on November 23, 2005 to include Item 9.01(a) Financial Statements of Business Acquired and
Item 9.01(b) Pro Forma Financial Information.

Item 9.01. Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired

      The required financial statements of WhiteCanyon, Inc. and Channel Access, Inc. are attached hereto as Exhibit 99.1 and 99.2 and are incorporated in their entirety herein by reference.

(b)   Pro Forma Financial Information

      The required pro forma financial information is attached hereto as Exhibit
      99.3 and is incorporated in its entirety herein by reference.

(c)   Exhibits

23.1  Consent of independent auditors.

99.1 Audited financial statements of WhiteCanyon, Inc. for the fiscal years ended December 31, 2004 and 2005.

99.2 Audited financial statements of Channel Access, Inc. for the fiscal years ended December 31, 2004 and 2005.

99.3 Pro Forma Condensed Consolidated Financial Statements as of December 31, 2005 and for year then ended (unaudited).

                                  Signature(s)

      Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated: April 10, 2007

                                        Detto Technologies, Inc.

                               By:      /s/ Larry Mana'o
                                        ----------------
                                        Larry Mana'o
                                        Chief Executive Officer